EX-99.(j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Goldman Sachs Trust of our reports dated December 20, 2024, relating to the financial statements and financial highlights of each of the funds listed in Appendix A (collectively, the “Funds”), which appear in the Funds’ Annual Reports on Form N-CSR for the period ended October 31, 2024. We also consent to the references to us within the introductory note and under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2025

Appendix A

Fund Book	Fund	Period
Dividend Focus Funds	Goldman Sachs Income Builder Fund	November 1, 2023 - October 31, 2024
Dividend Focus Funds	Goldman Sachs Rising Dividend Growth Fund	November 1, 2023 - October 31, 2024
Domestic Equity Insights Funds	Goldman Sachs Large Cap Growth Insights Fund	November 1, 2023 - October 31, 2024
Domestic Equity Insights Funds	Goldman Sachs Large Cap Value Insights Fund	November 1, 2023 - October 31, 2024
Domestic Equity Insights Funds	Goldman Sachs Small Cap Equity Insights Fund	November 1, 2023 - October 31, 2024
Domestic Equity Insights Funds	Goldman Sachs Small Cap Growth Insights Fund	November 1, 2023 - October 31, 2024
Domestic Equity Insights Funds	Goldman Sachs Small Cap Value Insights Fund	November 1, 2023 - October 31, 2024
Domestic Equity Insights Funds	Goldman Sachs U.S. Equity Insights Fund	November 1, 2023 - October 31, 2024
Fundamental Equity International Funds	Goldman Sachs China Equity Fund	November 1, 2023 - October 31, 2024
Fundamental Equity International Funds	Goldman Sachs Emerging Markets Equity Fund	November 1, 2023 - October 31, 2024
Fundamental Equity International Funds	Goldman Sachs ESG Emerging Markets Equity Fund	November 1, 2023 - October 31, 2024
Fundamental Equity International Funds	Goldman Sachs International Equity ESG Fund	November 1, 2023 - October 31, 2024
Fundamental Equity International Funds	Goldman Sachs International Equity Income Fund	November 1, 2023 - October 31, 2024
Fundamental Equity International Funds	Goldman Sachs Emerging Markets Equity ex. China Fund	November 1, 2023 - October 31, 2024
International Equity Insights Funds	Goldman Sachs Emerging Markets Equity Insights Fund	November 1, 2023 - October 31, 2024
International Equity Insights Funds	Goldman Sachs International Equity Insights Fund	November 1, 2023 - October 31, 2024
International Equity Insights Funds	Goldman Sachs International Small Cap Insights Fund	November 1, 2023 - October 31, 2024